UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Current Report Pursuant to Section 13 or 15(d)

Of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 10, 2012

CHRISTOPHER & BANKS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-31390	06-1195422
(Commission File Number)	(IRS Employer
Identification No.)

2400 Xenium Lane North

Plymouth, Minnesota  55441

(Address of Principal Executive Offices)  (Zip Code)

(763) 551-5000

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Current Report on Form 8-K/A (the “Amendment”) updates information disclosed in a Current Report on Form 8-K filed May 10, 2012 (the “Original 8-K”) relating to information contained in the Schedule of Unaudited Financial and Operational Data for the Periods Ended April 30, 2011, July 30, 2011, October 29, 2011 and January 28, 2012 (the “Schedule of Unaudited Financial and Operational Data”) presented in Exhibit 99.1 to the Original 8-K (the “Original 99.1”).  The purpose of this Amendment is to correct errors detected in the presentation of the income tax provision (benefit) in the Schedule of Unaudited Financial and Operation Data.  In addition, the correction of the income tax provision (benefit) also impacted the presentation of net loss and net loss per share in the Schedule of Unaudited Financial and Operation Data.  As a result, the Company has updated and replaced in its entirety the Original 99.1 exhibit with the Exhibit 99.1 attached hereto.

Unless otherwise disclosed herein, the disclosures contained herein have not been updated to reflect events, results or developments that have occurred after the filing of the Original 8-K, or to modify or update those disclosures affected by subsequent events unless otherwise indicated in this Amendment. This Amendment should be read in conjunction with the Original 8-K and the Company’s filings made with the Securities and Exchange Commission subsequent to the Original 8-K, including any amendments to those filings.  The Original 8-K is not modified in any other respect.

Item 2.02 Results of Operations and Financial Condition.

The information under this Item 2.02, including the Exhibit 99.1 attached hereto, is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 (the “Securities Act”) or the Exchange Act, except as expressly set forth by specific reference in such filing.

The information included below under Item 7.01, including the Exhibit 99.1 described therein, is hereby incorporated by reference in its entirety to this Item 2.02.

Item 7.01 Regulation FD Disclosure.

The information under this Item 7.01, including the Exhibit 99.1 attached hereto, is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01  Financial Statements and Exhibits.

(d)	Exhibits:

	99.1	Schedule of Unaudited Financial and Operational Data for the Periods Ended April 30, 2011, July 30, 2011, October 29, 2011 and January 28, 2012

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Christopher & Banks Corporation

Date: May 30, 2012	By:	/s/ Peter G. Michielutti
Peter G. Michielutti
Senior Vice President,
Chief Financial Officer

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

CHRISTOPHER & BANKS CORPORATION

EXHIBIT INDEX TO FORM 8-K

Date of Report:	Commission File No.:
May 10, 2012	001-31390

CHRISTOPHER & BANKS CORPORATION

EXHIBIT NO.	ITEM

99.1	Schedule of Unaudited Financial and Operational Data for the Periods Ended April 30, 2011, July 30, 2011, October 29, 2011 and January 28, 2012